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                          FORM OF STOCK CERTIFICATE

               NUMBER       Cohen & Steers, Inc.        SHARES
CNS
             SHARES OF                                CUSIP 19247A 10 0
            COMMON STOCK                    SEE REVERSE FOR CERTAIN DEFINITIONS
           PAR VALUE $.01

THIS CERTIFICATE IS TRANSFERABLE IN
RIDGEFIELD PARK, NJ OR NEW YORK, NY

         A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT





IS THE OWNER OF

     FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 OF

Cohen & Steers, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                            CERTIFICATE OF STOCK

 Cohen & Steers, Inc.        CO-CHAIRMAN
       CORPORATE             CO-CHAIRMAN        COUNTERSIGNED AND REGISTERED
        SEAL                  SECRETARY         MELLON INVESTOR SERVICES LLC
        2004                                                      TRANSFER AGENT
                                                                   AND REGISTRAR

                                             BY

     DELAWARE                                AUTHORIZED SIGNATURE





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                              COHEN & STEERS, INC.

         The Corporation will furnish to any stockholder upon request and without charge a copy of the designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of shares of each class authorized to be issued and, with respect to the classes of shares which may be issued in series, the differences in the relative rights and preferences between the shares of each series, to the extent they have been set. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                 UNIF GIFT/TRANS MIN ACT- ______________Custodian____________
TEN ENT -as tenants by the entireties                                      (Cust)                (Minor)
JT TEN  -as joint tenants with right of
          survivorship and not as tenants
          in common
                                                                       under Uniform Gifts/Transfers to Minors Act
                                                                       ___________________________________________
                                                                                        (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

  PLEASE INSERT SOCIAL SECURITY OF
OTHER IDENTIFYING NUMBER OF ASSIGNEE
____________________________________

____________________________________


________________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

_______________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

______________________________     _____________________________________________
Dated:                             NOTICE: The Signature(s) To This Assignment
                                   Must Correspond WIth The Name(s) As Written
                                   Upon The Face Of The Certificate In Every
                                   Particular, Without Alteration Or Enlargement
                                   Or Any Change Whatever.


SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.